SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: June 29, 2005
                 Date of Earliest Event Reported: June 23, 2005
                 -----------------------------------------------


                            NATURAL GAS SYSTEMS, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


                0-27862                                  80-0028196
------------------------------------------  ------------------------------------
        (Commission File Number)            (I.R.S. Employer Identification No.)


 820 Gessner, Suite 1340, Houston, Texas                   77024
------------------------------------------  ------------------------------------
 (Address of Principal Executive Offices)               (Zip Code)


                                 (713) 935-0122
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS

Item 1.01 Entry Into a Material Definitive Agreement

Item 3.02 Unregistered Sale of Equity Securities

Item 9.01 Financial Statements and Exhibits

Signatures



Item 1.01 Entry Into a Material Definitive Agreement

Executive Employment Agreement: Daryl V. Mazzanti

         On June 23, Natural Gas Systems, Inc. ("NGS" or the "Company") entered into an Executive Employment Contract with Mr. Daryl V. Mazzanti ("Mazzanti") and for Mazzanti to serve as Vice President of Operations of the Company (the "Employment Contract"). Under the Employment Contract, Mazzanti will receive an annual salary of $155,000, a discretionary bonus of up to 75% of his annual salary, and a six month severance package. The Employment Contract provided for a grant of 350,000 stock options under the Company's 2004 Stock Plan, exercisable at $1.61 and vesting quarterly over four years ("Stock Option Agreement"). Further, Mazzanti shall receive a sign-on bonus of 25,000 shares of the Company's common stock vesting over 12 months under the 2004 Stock Plan (the "Stock Grant Agreement") and a cash payment of $10,000. In addition, the Company granted Mazzanti a revocable warrant to purchase 200,000 shares of the Company's common stock at an exercise price of $1.61, vesting over four years and subject revocation upon the non-commencement of certain development projects (the `Revocable Warrant Agreement").

         A copy of the Employment Contract, the Stock Option Agreement, the Stock Grant Agreement and the Revocable Warrant Agreement are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively and are incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Employment Contract, the Stock Option Agreement, Stock Grant Agreement and the Revocable Warrant Agreement.

Item 3.02   Unregistered Sale of Equity Securities

         On June 23, 2005, the Company granted to Mazzanti a revocable warrant to purchase 200,000 shares of Company common stock at $1.61 per share, pursuant to the Revocable Warrant Agreement. In addition, the Company granted to Mazzanti a stock option to purchase 350,000 shares of Company common stock pursuant to the Stock Option Agreement. The Company also granted Mazzanti of 25,000 shares of the Company's common stock pursuant to the Stock Grant Agreement. The Company granted the foregoing securities pursuant to certain exemptions from registration provided by Rule 506 of Regulation D and Section 4(2) and Section 4(6) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

         Exhibits.

         The following exhibits are filed as an exhibit to this Current Report on Form 8-K:

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Exhibit     Description
 No.
--------------------------------------------------------------------------------
10.1        Executive Employment Agreement, Daryl V. Mazzanti, dated
            June 23, 2005.
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10.2        Stock Option Agreement, dated June 23 2005
--------------------------------------------------------------------------------
10.3        Stock Grant Agreement
--------------------------------------------------------------------------------
10.4        Revocable Warrant Agreement, dated June 23, 2005
--------------------------------------------------------------------------------


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NATURAL GAS SYSTEMS, INC.


Date:  June 29, 2005                 By:  /s/ Robert Herlin
                                          -----------------
                                          Robert Herlin, Chief Executive Officer


                                  EXHIBIT INDEX

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Exhibit
 No.        Description
--------------------------------------------------------------------------------
10.1        Executive Employment Agreement, Daryl V. Mazzanti, dated
            June 23, 2005.
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10.2        Stock Option Agreement, dated June 23 2005
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10.3        Stock Grant Agreement
--------------------------------------------------------------------------------
10.4        Revocable Warrant Agreement, dated June 23, 2005
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